PUTNAM CAPITAL MANAGER SERIES I-IV VARIABLE ANNUITY
TALCOTT RESOLUTION LIFE INSURANCE COMPANY

Updating Summary Prospectus for Existing Investors
May 1, 2026

This updating summary prospectus provides updated information about Putnam Capital Manager Series I-IV, individual deferred flexible premium variable annuity contracts. The contracts are issued by us, Talcott Resolution Life Insurance Company (“Talcott Resolution,” “we, ”us,” ”our”)
The contracts were previously sold under various marketing names depending on which distribution partner sold the contract and/or when the product was sold. These marketing names include: Putnam Capital Manager Series II/IIR, Putnam Capital Manager Series III and Putnam Capital Manager Series IV.
The contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in surrender charges, federal and state income taxes, and a 10% federal penalty tax. Withdrawals will also reduce death benefits and other guaranteed benefits under the contract.
The contract is a complex investment and involves risks, including potential loss of principal. All guarantees and obligations under the contract are subject to the financial strength and claims-paying ability of Talcott Resolution.
The prospectus for the contract contains more information about the contract including its features, benefits and risks. You can find the current prospectus and other information about the contract online at:

Contract Version	Website Address
Putnam Capital Manager Series I	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=416594745
Putnam Capital Manager Series II	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=416594752
Putnam Capital Manager Series III	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=416594737
Putnam Capital Manager Series IV	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=416594711
You can also obtain this information at no cost by contacting us as instructed below.
Additional information about certain investment products, including variable and fixed annuities, has been prepared by the staff of the Securities and Exchange Commission (SEC) and is available at Investor.gov.
For additional information, please contact your investment professional or contact us by:
a.Mailing:     Talcott Resolution
PO Box 14293
Lexington, KY 40512-4293
a.Calling:        1-800-862-6668
b. Emailing:     asccontactus@cognisurance.com
c. Visiting:     www.talcottresolution.com

Special Terms Used in this Summary Prospectus

Contract Owner	The owner or holder of the contact including any joint owner(s) (or ”you”).
Contract Value	The total value of your allocations to the Sub-Accounts (and the Fixed Accumulation Feature, if applicable).
Fixed Accumulation Feature or FAF	Part of our General Account where you are able to allocate a portion of your Contract Value. In the Contract, this is defined as the “Fixed Account.” This Account is not available for Series I.
Fund	A registered investment company or a series thereof in which assets of a Sub-Account may be invested.
Premium Payment	Money sent to us to be invested in your Contract.
Sub-Accounts	The variable investment options under the Contract, also referred to as Fund options.
Sub-Account Value	The value of your allocations to the Sub-Accounts.

Updated Information About Your Contract
The following is a summary of certain contract features that have changed since the prospectus dated May 1, 2025, This may not reflect all of the changes that have occurred since you entered into your contract.

There were no reportable changes to your contract since May 1, 2025.

Important Information You Should Consider About the Contract

	FEES AND EXPENSES			Location in Prospectus
Are there Charges for Early Withdrawals?
Yes. Your Contract may be subject to surrender charges depending on the series of contract you own (Series I, Series II, Series III, Series IV, and Series V). Surrender charges may apply to both partial and full Surrenders.
•Series I. If you withdraw money from your contract within 6 years following your last premium payment, you may be assessed a surrender charge of up to 5% (as a percentage of premium payments withdrawn), declining to 0% over that time period.
•Series II. If you withdraw money from your contract within 7 years following your last premium payment, you may be assessed a surrender charge of up to 6% (as a percentage of premium payments withdrawn), declining to 0% over that time period.
•Series III and Series IV. If you withdraw money from your contract within 8 years following your last premium payment, you may be assessed a surrender charge of up to 7% (as a percentage of premium payments withdrawn), declining to 0% over that time period.
•Series V. If you withdraw money from your contract within 8 years following your last premium payment, you may be assessed a surrender charge of up to 6% (as a percentage of premium payments withdrawn), declining to 0% over that time period.
For example, if you were to withdraw $100,000 during a surrender charge period, you could be assessed a charge of up to $5,000 for a Series I contract, $6,000 for a Series II or Series V contract, and $7,000 for a Series III or IV contract. Losses due to surrender charges will be greater if there are taxes or tax penalties.
4. Fee Table 7. The Contract - c. Charges and Fees - Contingent Deferred Sales Charge (Surrender Charge)
Are there Transaction Charges?	No. Other than surrender charges (if any), there are no charges for other contract transactions (e.g., transferring money between investment options).			4. Fee Table
Are there Ongoing Fees and Expenses?
Yes. The table below describes the current fees and expenses of the contract that you may pay each year, depending on the investment options and optional benefits you choose. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected. Fees and expenses do not reflect any advisory fees paid to financial intermediaries from Contract Value or other assets of the Contract Owner. If such charges were reflected, the fees and expenses would be higher.
4. Fee Table 7. The Contract - c. Charges and Fees Appendix A - Investment Options Available Under the Contract

	Annual Fee	Minimum	Maximum
	Base Contract	1.41%¹	1.41%¹
	Fund fees and expenses	0.44%²	1.46%²
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	0.15%[1]	0.15%[1]

1 As a percentage of average daily Sub-Account Values. Includes the Mortality and Expense Risk Charge and Administrative Charge, plus a percentage attributable to the Annual Maintenance Fee.
2 As a percentage of Fund net assets.

Because your contract is customizable, the choices you make effect how much you will pay. To help you understand the cost of owning your contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the contract, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost: $2,175	Highest Annual Cost: $3,367
	Assumes:	Assumes:
	•Investment of $100,000	•Investment of $100,000
	•5% annual appreciation	•5% annual appreciation

	•Least expensive Fund fees and expenses	•Most expensive combination of optional benefits and Fund fees and expenses
	•No optional benefits	•No sales charges or advisory fees
	•No sales charges or advisory fees	•No additional premium payments, transfers or withdrawals
•No additional premium payments, transfers or withdrawals

	RISKS		Location in Prospectus
Is there a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in this contract, including loss of principal.		5. Principal Risks of Investing in the Contract
Is this a Short-Term Investment?
No.
•This contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
•Surrender charges may apply to withdrawals. If you take a withdrawal, a surrender charge may reduce the value of your contract or the amount of money that you actually receive.
•The benefits of tax deferral, long-term income, and living benefit guarantees are generally more beneficial to investors with a long-time horizon.
•Withdrawals may be subject to taxes and a 10% penalty tax may be applied to withdrawals before age 59½.

What are the Risks Associated with the Investment Options?
•An investment in this contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the contract (e.g., the Funds).
•Each investment option (including the FAF, if available) has its own unique risks.
•You should review the available investment options before making an investment decision.

What are the Risks Related to the Insurance Company?	An investment in the contract is subject to the risks related to us. Any obligations (including under the FAF), guarantees or benefits of the contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Talcott Resolution, including our financial strength ratings, is available upon request by calling 1-800-862-6668.
	RESTRICTIONS		Location in Prospectus
Are there Restrictions on the Investment Options?
Y Yes.
•Certain investment options may not be available under your contract.
•You are allowed to make 1 transfer between the Fund options per day. You are allowed to make 20 transfers between the Fund options per contract year before we require you to submit additional transfer requests by mail. Your transfers between the Fund options are subject to policies designed to deter excessively frequent transfers and market timing. These transfer restrictions do not apply to transfers under the contract's automatic transfer programs.
•There are restrictions on the maximum amount that may be transferred annually from the FAF to the Fund options. If the FAF is available for investment, you must wait 6 months after your most recent transfer from the FAF before making a subsequent transfer into the FAF. These transfer restrictions may apply to the contract's automatic income programs.
•We reserve the right to remove or substitute Funds as investment options.
•The availability of Contract benefits may vary depending on the broker-dealer through which the Contact is sold.
6. General Information 7. The Contract - a. Purchases and Contract Value Appendix A - Investment Options Available Under the Contract Appendix H - Financial Intermediary Variations

Optional Benefits
Yes.
•Optional benefits may further limit or restrict the investment options that you may select under the contract. We may impose these restrictions in the future.
•Withdrawals may significantly reduce the death benefit.
•Withdrawals may reduce the value of an optional benefit by an amount greater than the value withdrawn or may may result in termination of the benefit.
•Contract Benefits may not be modified or terminated by us, except as otherwise provided.
•If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, that fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee by taking withdrawals from your Contract Value, the deduction for that fee is subject to surrender charges and will count toward your Annual Withdrawal Amount. Withdrawals to pay advisory fees will also reduce death benefits and other guaranteed benefits under the Contract and may be subject to federal and state income taxes and a 10% federal penalty tax.
•The availability of Contract benefits may vary depending on the broker-dealer through which the Contact is sold.

7.a. Purchases and Contract Value - Deduction of Advisory Fee

7. The Contract c. Charges and Fees

8. Benefits Available Under the Contract

9. Death Benefits

12. Federal Tax Considerations

Appendix A - Investment Options Available Under the Contract

Appendix H - Financial Intermediary Variations

	TAXES	Location in Prospectus
What are the Contract's Tax Implications?
•Consult with a tax professional to determine the tax implications of an investment in and payments received under the contract.
•If you purchased the contract through a tax-qualified plan or IRA, you do not get any additional tax benefit under the contract.
•Earnings on your contract are taxed at ordinary income rates when you withdraw them and you may have to pay a penalty if you take a withdrawal before age 59½.
12. Federal Tax Considerations
	CONFLICTS OF INTEREST	Location in Prospectus
How are Investment Professionals Compensated?
Your investment professional may receive compensation for selling this contract to you, in the form of commissions, additional payments, and non-cash compensation. We may share the revenue we earn on this contract with your investment professional's firm. This conflict of interest may influence your investment professional to recommend this contract over another investment for which the investment professional is not compensated or compensated less.
11. Other Information c. More Information - How Contracts Were Sold
Should I Exchange My Contract?	Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange a contract you already own if you determine, after comparing the features, fees and risks of both contracts, and any fees or penalties to terminate your existing contract, that it is better for you to purchase the new contract rather than continue to own your existing contract.	7.a. Purchases and Contract Value - Replacement of Annuities

Appendix A — Investment Options Available Under the Contract
The following is a list of Funds available under the contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at:

Contract Version	Website Address
Putnam Capital Manager Series I	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=416594745
Putnam Capital Manager Series II	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=416594752
Putnam Capital Manager Series III	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=416594737
Putnam Capital Manager Series IV	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=416594711
You can also request this information at no cost by calling 1-800-862-6668 or by sending an email request to asccontactus@cognisurance.com.
The availability of Contract benefits may vary depending on the broker-dealer through which the Contact is sold. See Appendix H - Financial Intermediary Variations in your prospectus for additional information.
The current expenses and performance information below reflects fee and expenses of the Funds, but do not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Type	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/25)
			1 Year	5 Year	10 Year
U.S. Equity	Putnam VT Core Equity Fund - Class IA Adviser: Putnam Investment Management, LLC Subadviser: Franklin Advisers, Inc. and Franklin Templeton Investment Management Limited	0.67%	17.11%	16.25%	15.49%
Fixed Income	Putnam VT Diversified Income Fund - Class IA Adviser: Franklin Advisers, Inc. Subadviser: Putnam Investment Management, LLC and Franklin Templeton Investment Management Limited	0.82%	8.94%	2.08%	3.30%
International Equity	Putnam VT Emerging Markets Equity Fund - Class IA Adviser: Putnam Investment Management, LLC Subadviser: Franklin Advisers, Inc., Franklin Templeton Investment Management Limited and The Putnam Advisory Company, LLC	1.10%*	34.49%	4.02%	7.29%
International Equity	Putnam VT Focused International Equity Fund - Class IA Adviser: Putnam Investment Management, LLC Subadviser: Franklin Advisers, Inc., Franklin Templeton Investment Management Limited and The Putnam Advisory Company, LLC	0.78%*	36.75%	9.41%	9.66%
Allocation	Putnam VT George Putnam Balanced Fund - Class IA Adviser: Putnam Investment Management, LLC Subadviser: Franklin Advisers, Inc. and Franklin Templeton Investment Management Limited	0.63%	14.31%	9.11%	10.44%
Allocation	Putnam VT Global Asset Allocation Fund - Class IA Adviser: Franklin Advisers, Inc. Subadviser: Putnam Investment Management, LLC, Franklin Templeton Investment Management Limited and The Putnam Advisory Company, LLC	0.84%*	14.69%	8.67%	8.71%
Sector Equity	Putnam VT Global Health Care Fund - Class IA† Adviser: Putnam Investment Management, LLC Subadviser: Franklin Advisers, Inc., Franklin Templeton Investment Management Limited and The Putnam Advisory Company, LLC	0.76%	15.34%	7.99%	8.63%
Money Market	Putnam VT Government Money Market Fund - Class IA** Adviser: Franklin Advisers, Inc. Subadviser: Putnam Investment Management, LLC and Franklin Templeton Investment Management Limited	0.44%	3.93%	2.95%	1.86%
Fixed Income	Putnam VT High Yield Fund - Class IA Adviser: Franklin Advisers, Inc. Subadviser: Putnam Investment Management, LLC and Franklin Templeton Investment Management Limited	0.73%	8.86%	4.28%	5.94%
APP A-1

Type	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/25)
			1 Year	5 Year	10 Year
Fixed Income	Putnam VT Income Fund - Class IA Adviser: Franklin Advisers, Inc. Subadviser: Putnam Investment Management, LLC and Franklin Templeton Investment Management Limited	0.56%	7.45%	(0.89)%	2.15%
International Equity	Putnam VT International Equity Fund - Class IA Adviser: Putnam Investment Management, LLC Subadviser: Franklin Advisers, Inc., Franklin Templeton Investment Management Limited and The Putnam Advisory Company, LLC	0.81%	38.00%	9.55%	8.40%
International Equity	Putnam VT International Value Fund - Class IA Adviser: Putnam Investment Management, LLC Subadviser: Franklin Advisers, Inc., Franklin Templeton Investment Management Limited and The Putnam Advisory Company, LLC	0.81%	35.07%	12.77%	9.13%
U.S. Equity	Putnam VT Large Cap Growth Fund - Class IA Adviser: Putnam Investment Management, LLC Subadviser: Franklin Advisers, Inc. and Franklin Templeton Investment Management Limited	0.62%	14.58%	13.71%	17.96%
U.S. Equity	Putnam VT Large Cap Value Fund - Class IA Adviser: Putnam Investment Management, LLC Subadviser: Franklin Advisers, Inc. and Franklin Templeton Investment Management Limited	0.54%	20.66%	15.68%	13.58%
Fixed Income	Putnam VT Mortgage Securities Fund - Class IA Adviser: Franklin Advisers, Inc. Subadviser: Putnam Investment Management, LLC and Franklin Templeton Investment Management Limited	0.50%*	9.39%	1.07%	1.87%
U.S. Equity	Putnam VT U.S. Research Fund - Class IA (formerly Putnam VT Research Fund) Adviser: Putnam Investment Management, LLC Subadviser: Franklin Advisers, Inc., Franklin Templeton Investment Management Limited and The Putnam Advisory Company, LLC	0.70%	18.16%	14.80%	15.36%
U.S. Equity	Putnam VT Small Cap Growth Fund - Class IA Adviser: Putnam Investment Management, LLC Subadviser: Franklin Advisers, Inc. and Franklin Templeton Investment Management Limited	0.87%*	9.07%	6.45%	11.72%
U.S. Equity	Putnam VT Small Cap Value Fund - Class IA Adviser: Putnam Investment Management, LLC Subadviser: Franklin Advisers, Inc. and Franklin Templeton Investment Management Limited	0.76%	5.46%	11.28%	9.39%
U.S. Equity	Putnam VT Sustainable Future Fund - Class IA Adviser: Putnam Investment Management, LLC Subadviser: Franklin Advisers, Inc. and Franklin Templeton Investment Management Limited	0.80%*	2.87%	1.44%	9.88%
U.S. Equity	Putnam VT Sustainable Leaders Fund - Class IA Adviser: Putnam Investment Management, LLC Subadviser: Franklin Advisers, Inc. and Franklin Templeton Investment Management Limited	0.63%	10.99%	10.62%	14.98%

*	As noted, annual expenses reflect a contractual fee reduction under an expense reimbursement or fee waiver arrangement.
**	In a low interest rate environment, yields for money market funds, after deduction of contract charges, may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contact Value to a money market Sub-Account or participate in an Asset Allocation Program, if available, where Contract Value is allocated to a money market Sub-Account, that portion of the value of your Contract Value may decrease in value.
†	Closed to new and subsequent Premium Payments and transfers of Contract Value.
APP A-2

The following is the fixed option currently available under the Contract. We may change the features of the fixed option listed below, offer new fixed options, and terminate existing fixed options. We will provide you with written notice before doing so.

Name	Contract	Version	Term	Minimum Guaranteed Interest Rate[1]
Fixed Accumulation Feature	Putnam Variable Annuity	I	N/A	N/A
Fixed Accumulation Feature	Putnam Variable Annuity	II	N/A	4%
Fixed Accumulation Feature	Putnam Variable Annuity	III	N/A	4%
Fixed Accumulation Feature Contracts Issued prior to July 1, 1993	Putnam Variable Annuity	IV	N/A	4%
Fixed Accumulation Feature Contracts Issued on or after July 1, 1993	Putnam Variable Annuity	IV	N/A	3%
1 The FAF for the contract will be based on the issue date of the contract and the date the state allowed for lower minimum interest rates. The minimum rate will not change once the contract is issued.

Asset Allocation Models
This section provides information about the asset allocation models (or Portfolio Planner Models) that may be available for participation under the contract. Models may not be available to you. You may be required to participate in a certain model depending on the optional benefits you have chosen. See "Optional Benefit Investment Restrictions" below.
You may participate in only one asset allocation model at a time. Your investments related to an asset allocation model will be rebalanced quarterly. For additional information, see "Static Asset Allocation Models" in the prospectus.

Models Available For The Following Contracts:

Putnam Capital Manager 4

The Portfolio Planner Models
The following model(s) are available for the Contract(s) listed above.
The percentage allocations below apply to value in the Sub-Accounts.

Fund	Series 1152	Series 1153	Series 2107	Series 3040
Putnam VT Emerging Markets Equity Fund	3%	4%	5%	6%
Putnam VT Focused International Equity Fund	3%	5%	6%	7%
Putnam VT High Yield Fund	17%	21%	19%	18%
Putnam VT Income Fund	26%	18%	13%	9%
Putnam VT International Equity Fund	3%	4%	6%	7%
Putnam VT Large Cap Growth Fund	5%	6%	7%	8%
Putnam VT Large Cap Value Fund	5%	7%	10%	12%
Putnam VT Mortgage Securities Fund	27%	21%	18%	13%
Putnam VT U.S. Research Fund (formerly Putnam VT Research Fund)	5%	6%	7%	9%
Putnam VT Small Cap Value Fund	3%	4%	4%	5%
Putnam VT Sustainable Future Fund	3%	4%	5%	6%
Total	100%	100%	100%	100%

APP A-3

The prospectus and Statement of Additional Information ("SAI") contain additional information about the Contract, Union Security, and the Separate Account. The prospectus and SAI, dated the same date as this updating summary prospectus, are incorporated by reference. The prospectus and SAI are available, without charge, upon request. You may request copies of the prospectus or SAI, request information about your contract, and make other inquiries about your contract by:

a Mailing:        Talcott Resolution, PO Box 14293, Lexington, KY 40512-4293
a. Calling:        1-800-862-6668
b. Emailing:    asccontactus@cognisurance.com
c. Visiting:        www.talcottresolution.com
EDGAR Identifier : C000005839